AuguStar® Variable Insurance Products Fund, Inc.	SUMMARY PROSPECTUS	December 5, 2025
AVIP Fidelity Institutional AM® Equity Growth Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at www.avipfund.com. You can also get this information at no cost by calling 1-800-366-6654 or by sending an e-mail request to AnnuityService@constellationinsurance.com. The fund’s prospectus and statement of additional information, both dated December 5, 2025, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.67%	0.67%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.12%	0.12%(1)
Total Annual Fund Operating Expenses	0.79%	1.04%

(1)	Estimated for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$81	$252	$439	$978
Class II	$107	$333	$577	$1,276

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Portfolio seeks to invest in common stocks of companies of any market capitalization that have above-average growth potential, measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) or price/book (P/B) ratios. Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities, or have a strong industry or market position. The stocks of these companies are often called “growth” stocks. The Portfolio may invest in securities of foreign issuers in addition to securities of domestic issuers.

The Portfolio is managed by FIAM LLC (“FIAM”) under a sub-advisory agreement with the Adviser. FIAM began managing the Portfolio in July 2023. In buying and selling securities for the Portfolio, FIAM relies on fundamental analysis, which involves a bottom-up assessment of a company’s potential for success in light of factors including its financial condition, earnings outlook, strategy, management, industry position, and economic and market conditions. If FIAM’s strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

Growth Strategy Risk — Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.

Large Capitalization Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Small and Medium Capitalization Company Risk — Small and medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid than those of larger, better established companies. Small and medium capitalization companies are also sometimes more subject to failure.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

FIAM began sub-advising the Portfolio under its current strategy effective July 28, 2023. Prior to that, this Portfolio was sub-advised by Janus Henderson Investors U.S. LLC. Performance returns shown below for periods prior to July 28, 2023, are not indicative of returns of the current strategy or sub-adviser.

TABLE I

AVIP Fidelity Institutional AM® Equity Growth Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1)

Because Class II Shares are new, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 26.82%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -25.39%. That was the quarter ended on June 30, 2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

TABLE II

AVIP Fidelity Institutional AM® Equity Growth Portfolio – Average Annual Total Returns

Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP Fidelity Institutional AM® Equity Growth Portfolio	30.68%	14.71%	15.16%
S&P 500® Index*	25.02%	14.53%	13.10%
Russell 1000® Growth Index**	33.36%	18.96%	16.78%

*

Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the Russell 1000® Growth Index to the S&P 500® Index in accordance with new regulatory requirements.

**	Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of a securities index with similar investment objectives.

Returns are shown for Class I Shares only and will be lower for Class II Shares due to the differing expenses for each class of shares.

Management

Constellation Investments, Inc. serves as the investment adviser for the Portfolio. FIAM serves as the investment sub-adviser of the Portfolio. FIAM has been a sub-adviser of the Portfolio since July 26, 2023. Asher Anolic and Jason Weiner, Portfolio Managers at FIAM, have been co-portfolio managers of the Portfolio since July 2023.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Payments to Insurance Companies and Other Financial Intermediaries

If you invest in the Fund through an insurance company, broker/dealer, financial representative or other financial intermediary, the Fund and its related companies may pay the financial intermediary for the investment in the Fund and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a variable annuity contract or variable life insurance policy and the Fund over another available investment option. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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